UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2008


                                EASY ENERGY, INC.
             (Exact name of Registrant as specified in its charter)


          Nevada                       333-146895                 26-0204284
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


                         49 HA'AROSHET ST, P.O. BOX 6409
                                 KARMIEL, ISRAEL
                     (Address of principal executive office)

                                 (972) 498-88314
              (Registrant's telephone number, including area code)


              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 10, 2008, Easy Energy, Inc. (the "Company") entered into a Securities Purchase Agreement and a Registration Rights Agreement with Tailor Made Capital, Ltd. ("TMC") relating to the issuance to TMC of 882,353 shares of the Company's common stock, par value $0.0001 per share, and a warrant to purchase up to 3,000,000 shares of the Company's common stock at a price of $0.27 per share (the "Warrant"). The Warrant shall be in effect for five years from the date that the Company's common stock is initially listed or quoted for trading on a trading market. The Securities Purchase Agreement further provides that, at the Company's demand, TMC will purchase up to an additional $1,000,000 of shares of the Company's common stock commencing immediately after the date that the shelf registration of the Company's shares that are subject to the Securities Purchase Agreement is declared effective (the "Put").

     Pursuant to the terms of Registration Rights Agreement, the Company agreed to file a registration statement to register all of the shares of common stock to be issued pursuant to the Securities Purchase Agreement, including those shares issuable upon the exercise of the Warrant and the Put.

     The foregoing description of the Securities Purchase Agreement and of the Registration Rights Agreement is qualified in its entirety by reference to the Securities Purchase Agreement and the Registration Rights Agreement attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated by reference herein.

     In connection with the two agreements, the Company reimbursed TMC for TMC's legal fees and due diligence expenses in the amount of $10,000.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

     The following exhibits are furnished as part of this report on form 8-K:

     4.1      Securities Purchase Agreement dated as of March 10, 2008.
     4.2      Registration Rights Agreement dated as of March 10, 2008.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EASY ENERGY, INC.



Date: March 20, 2008                          By:  /s/ Guy Ofir
                                                 -------------------------------
                                                 Guy Ofir
                                                 President and Director


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
                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

  4.1               Securities Purchase Agreement
  4.2               Registration Rights Agreement